Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF (QQQY)

listed on The Nasdaq Stock Market, LLC

Defiance S&P 500 Enhanced Options & 0DTE Income ETF (WDTE)

Defiance R2000 Enhanced Options & 0DTE Income ETF (IWMY)

each listed on NYSE Arca, Inc.

(the “Funds”)

April 25, 2025

Supplement to the Summary Prospectuses, Prospectus

and Statement of Additional Information (“SAI”),

each dated December 30, 2024

Effective immediately, all references in the Funds’ summary prospectuses, prospectus and SAI to the Funds’ payment of monthly income distributions are hereby changed to reflect that the Funds will seek to make such distributions on a weekly basis.

Please retain this Supplement for future reference.